UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2024
MARIMED INC.
(Exact name of registrant as specified in its charter)

Delaware	0-54433	27-4672745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10 Oceana Way
Norwood, MA 02062
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (781) 277-0007

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Not Applicable.	Not Applicable.	Not Applicable.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Effective August 9, 2024, MariMed Inc. (the “Company”) appointed Mario Pinho as the Company's Chief Financial Officer to replace Jon Levine, the Company's Interim Chief Financial Officer. Mr. Levine will continue in his positions as the Company’s President and Chief Executive Officer. There is no existing family relationship between Mr. Pinho and any director or executive officer of the Company.

Mr. Pinho did not previously have any direct or indirect interest in any transactions with the Company that requires disclosure under Item 404(a) of Regulation S-K.

In connection with Mr. Pinho’s appointment he:
•received an inducement award of 300,000 restricted stock units (“RSUs”), subject to vesting;
•will receive annual base compensation of $265,000;
•will be eligible to receive an annual performance bonus equal to 30% of his then applicable base salary; and
•will be entitled to participate in the Company sponsored medical plan and in all other benefit plans or programs adopted and maintained by the Company.

BIOGRAPHICAL INFORMATION

The principal occupation and brief summary of Mr. Pinho’s background is as follows:

Mario Pinho, age 57, has been Chief Financial Officer of MariMed Inc. since August 9, 2024. He is a Certified Public Accountant and senior finance executive with nearly 25 years of experience leading global organizations through various stages of dynamic growth. Prior to joining MariMed, Mr. Pinho worked at Rakuten USA since 2012 where he held several executive finance roles, the most recent as CFO since 2016. Prior to that, from 2008 to 2012, Mr. Pinho was Vice President and Controller of Global Merchant Services for American Express, and from 2000 to 2008, was a Senior Manager, Department of Professional Practice, for KPMG LLP. From 1998 to 2000, Mr. Pinho was the Manager, Internal Audit at AGF Management Limited, an independent and globally diverse asset management firm. Mr. Pinho holds a Bachelor of Arts, Economics and Political Science from the University of Toronto, and is a member of the board of directors of The Filomen M. D’Agostino Greenberg Music School in New York, a 501(c)3 public charity.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).
**********

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARIMED INC.

Dated: August 9, 2024
	By:	/s/ Jon R. Levine
Jon R. Levine
President and Chief Executive Officer